Exhibit 10(b)18
                               Amendment No. 2 to
                           The Power Contract between
                     Southern Electric Generating Company,
                Alabama Power Company and Georgia Power Company

         This Amendment No. 2 to the Power Contract dated January 27, 1959, is made and entered into this 4th day of November, 1993, by and between Southern Electric Generating Company (SEGCO), a corporation organized and existing under the laws of the State of Alabama with its principal office in Birmingham, Alabama; Alabama Power Company (ALABAMA), a corporation organized and existing under the laws of the State of Alabama with its principal office in Birmingham, Alabama; and Georgia Power Company (GEORGIA), a corporation organized and existing under the laws of the State of Georgia with its principal office in Atlanta, Georgia.
                              W I T N E S S E T H
         WHEREAS, SEGCO is a subsidiary of ALABAMA and GEORGIA, each of which owns 50% of the outstanding common stock of SEGCO;
         WHEREAS, both ALABAMA and GEORGIA are wholly-owned subsidiaries of The Southern Company, a registered holding company under the Public Utility Holding Company Act of 1935;
         WHEREAS, SEGCO was formed to make available to ALABAMA and GEORGIA the benefit of economies resulting from low-cost fuel and large generating units;
         WHEREAS, in furtherance of this purpose SEGCO constructed and now owns a share of the Ernest C. Gaston Steam Plant located near Wilsonville, Alabama, which share consists of four coal-fired steam generating units and one combustion turbine unit with an aggregate nameplate rating of 1,019,680 kilowatts;
         WHEREAS, ALABAMA acts as SEGCO's agent in the operating of its share of the Ernest C. Gaston Steam Plant and performs certain other functions, including accounting, under an agreement between SEGCO and ALABAMA;


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         WHEREAS, SEGCO sells the entire capacity and output of its generating units to ALABAMA and GEORGIA pursuant to the provisions of a Power Contract dated January 27, 1959 ("the Power Contract"), which has been amended from time to time;
         WHEREAS, the Power Contract is set to expire by its terms on June 1, 1994;
         WHEREAS, extension of the Power Contract is necessary and appropriate to avoid expiration; and
         WHEREAS,  the parties  wish to avoid  expiration  of the Power
Contract  by  extending  the term of the  Power  Contract.
         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter stated, SEGCO, ALABAMA and GEORGIA agree and contract as follows:
          1. This Amendment No. 2 to the Power Contract shall become effective on June 1, 1994.
          2. Article IX, Section 9.08 of the Power Contract is amended by deleting such provision in its entirety and substituting therefore the following revised Article IX, Section 9.08:

          Section 9.08 Term of Agreement: This Agreement shall continue in effect until the 31st day of May, 1996, and thereafter shall be automatically extended for succeeding periods of two (2) years, unless terminated by any party to this Contract upon two (2) years written notice to the other parties to this Contract; provided, however, that the provisions of Article VI and of Section 9.11 shall continue in full force and effect in accordance with the terms of Article VI.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Power Contract to be executed by their duly authorized officers.
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ATTEST:                    SOUTHERN ELECTRIC GENERATING COMPANY

_____________________      By _____________________________________
Secretary                     Mr. E. B. Harris
                              President


ATTEST:                    ALABAMA POWER COMPANY

---------------------
Secretary                  By _____________________________________
                              Mr. W. B. Hutchins, III
                              Senior Vice President and Chief Financial Officer


ATTEST:                    GEORGIA POWER COMPANY

_____________________      By _____________________________________
Secretary                     Mr. A. W. Dahlberg
                              President and Chief Executive Officer